LAZARD REPORTS THIRD QUARTER AND NINE MONTH 2026 RESULTS

NEW YORK, October 22, 2026 – Lazard, Inc. (NYSE: LAZ) today reported net revenue on a U.S. GAAP basis of $814 million and adjusted net revenue1 of $805 million for the quarter ended September 30, 2026. For the first nine months of 2026, Lazard reported net revenue on a U.S. GAAP basis of $2,378 million and adjusted net revenue1 of $2,264 million.

On a U.S. GAAP basis, Lazard reported third-quarter 2026 net income of $29 million or $0.26 per share, diluted. For the first nine months of 2026, net income on a U.S. GAAP basis was $135 million or $1.20 per share, diluted. On an adjusted basis1, Lazard reported third-quarter 2026 net income of $40 million or $0.36 per share, diluted. For the first nine months of 2026, adjusted net income1 was $100 million or $0.90 per share, diluted.

“Our Lazard 2030 strategy continues to progress as planned, with strong momentum firm-wide,” said Peter R. Orszag, CEO and Chairman. “Financial Advisory delivered record third quarter revenue as the investments we have made in the business increasingly translate into results, while client activity and our forward indicators remain strong. In Asset Management, record year-to-date gross inflows reflect improving investment performance and focused distribution efforts. With our new private capital advisory business, Lazard CL, launching in early November, we are building a more productive, diversified firm positioned for long-term profitable growth.”

“Our third quarter results show increasing traction from efforts to reposition our businesses, with firm-wide adjusted net revenue up 11 percent year-over-year,” said Tracy Farr, CFO. “We continue to advance initiatives to simplify and modernize our operating model and embed AI across the firm, with the goals of improving client outcomes, supporting a more effective way of working for our colleagues, and improving our margin over time.”

(Selected results, $ in millions,	Three Months Ended			Nine Months Ended
except per share data and AUM)	September 30,			September 30,
U.S. GAAP Financial Measures	2026	2025	% Change	2026	2025	% Change
Net Revenue	$814	$748	9%	$2,378	$2,192	8%
Financial Advisory	$470	$427	10%	$1,279	$1,292	(1%)
Asset Management	$357	$327	9%	$1,118	$908	23%

Net Income	$29	$71	(59%)	$135	$187	(28%)
Per share, diluted	$0.26	$0.65	(60%)	$1.20	$1.72	(30%)

Adjusted Financial Measures[1]
Net Revenue	$805	$725	11%	$2,264	$2,138	6%
Financial Advisory	$465	$422	10%	$1,266	$1,283	(1%)
Asset Management	$330	$294	12%	$970	$827	17%

Net Income	$40	$62	(35%)	$100	$178	(44%)
Per share, diluted	$0.36	$0.56	(36%)	$0.90	$1.64	(45%)

Assets Under Management (AUM) ($ in billions)
Ending AUM	$284	$265	7%
Average AUM	$287	$257	11%	$277	$242	14%
Notes: Reconciliations of U.S. GAAP to Adjusted results are shown on pages 13-15. Endnotes are on page 5 of this release.

NET REVENUE
Financial Advisory
For the third quarter of 2026, Financial Advisory reported net revenue on a U.S. GAAP basis and adjusted net revenue1 of $470 million and $465 million, respectively, both 10% higher than the third quarter of 2025. This quarter’s revenue includes an amount pulled forward into the period for transactions that closed just after September 30th that is in line with Lazard’s two-year average.
For the first nine months of 2026, Financial Advisory reported net revenue on a U.S. GAAP basis and adjusted net revenue1 of $1,279 million and $1,266 million, respectively, both 1% lower than the first nine months of 2025.

Lazard is one of the world’s leading independent financial advisors, serving as a trusted partner to clients on significant and complex M&A transactions. During and since the third quarter of 2026, we advised on a number of marquee transactions including Emera on its announced merger with Canadian Utilities for a combined enterprise value of approximately C$72 billion and Corteva Agriscience’s $50 billion spinoff of Vylor.

In addition, we advised on the following transactions (clients are in italics):
•Vega on its proposed acquisition of e&’s 16.2% stake in Vodafone Group, at a price implying an equity value for 100% of Vodafone of over €30 billion
•OCS Group’s proposed £3.1 billion acquisition of Mitie Group
•MasTec’s $1.7 billion acquisition of The Superior Group
•Vanguard’s acquisition of Altruist
•Walmart’s acquisition of Vibe.co
•Humata Health on its sale to R1
•Rimac Group on the divestiture of Porsche’s stake in Bugatti Rimac and Rimac Group to a consortium led by HOF Capital

Lazard provides tailored advice, expertise and access to a broad universe of capital providers through our Private Capital Advisory and Capital Solutions practices. Private Capital Advisory assignments include advising Blue Sea Capital, Exponent Private Equity and M-One Capital on continuation funds and advising on the closing of Kingswood Capital Management’s Fund IV and Small Cap Fund I, LLCP Lower Middle Market Fund IV, Princeton Equity Group’s Fund III, and TruArc Fund V. In addition, Lazard advised on financing for Ashurst Perkins Coie and CVE.

Lazard’s restructuring and liability management practice has been engaged in a broad range of mandates including debtor roles involving Braskem Idesa, Braskem SA, Republic National Distributing Company, Searles Valley Minerals, and Victoria, and creditor roles involving Brightline, Cubic, Dish, Foundever, GoldenPeaks Capital, and QVC. In addition, our preeminent sovereign advisory practice continues to be active in advising governments and public sector entities across the world.
For a list of publicly announced transactions please visit our website or follow Lazard on LinkedIn.
Asset Management
For the third quarter of 2026, Asset Management reported net revenue on a U.S. GAAP basis and adjusted net revenue1 of $357 million and $330 million, respectively, 9% and 12% higher than the third quarter of 2025, respectively.
Management fees on an adjusted basis1 were $321 million for the third quarter of 2026, 18% higher than the third quarter of 2025, and 4% higher than the second quarter of 2026.

Incentive fees on an adjusted basis1 were $1 million for the third quarter of 2026, compared to $9 million for the third quarter of 2025.
Other revenue2 on an adjusted basis1 was $8 million for the third quarter of 2026, compared to $14 million for the third quarter of 2025.
Average assets under management (AUM) was $287 billion for the third quarter of 2026, 11% higher than the third quarter of 2025, and 3% higher than the second quarter of 2026.
For the first nine months of 2026, Asset Management net revenue on a U.S. GAAP basis and adjusted net revenue1 were $1,118 million and $970 million, 23% and 17% higher than the first nine months of 2025, respectively. On a U.S. GAAP basis, net revenue for the first nine months of 2026 included a non-cash gain on the sale and deconsolidation of the Edgewater management vehicles.
Management fees on an adjusted basis1 were $927 million for the first nine months of 2026, 22% higher than the first nine months of 2025.
Incentive fees on an adjusted basis1 were $18 million for the first nine months of 2026, compared to $21 million for the first nine months of 2025.
Other revenue2 on an adjusted basis1 was $25 million for the first nine months of 2026, compared to $44 million for the first nine months of 2025.
Average AUM for the first nine months of 2026 was $277 billion, 14% higher than the first nine months of 2025, with positive net flows for the first nine months of 2026 of $5.1 billion. AUM as of September 30, 2026 was $284 billion, 7% higher than September 30, 2025, approximately even with June 30, 2026. The sequential change from June 30, 2026 was driven by market appreciation of $1.9 billion, net outflows of $2.3 billion, and foreign exchange depreciation of $0.2 billion.
OPERATING EXPENSES
Compensation and Benefits Expense
For the third quarter of 2026, compensation and benefits expense on a U.S. GAAP and an adjusted basis1 was $569 million and $562 million, respectively, compared to $498 million and $475 million, respectively, for the third quarter of 2025. The adjusted compensation ratio3 for the third quarter of 2026 was 69.9%, compared to the third-quarter 2025 ratio of 65.5%.
For the first nine months of 2026, compensation and benefits expense on a U.S. GAAP and an adjusted basis1 was $1,623 million and $1,583 million, respectively, compared to $1,448 million and $1,400 million, respectively, for the first nine months of 2025. The adjusted compensation ratio3 for the first nine months of 2026 was 69.9%, compared to 65.5% for the first nine months of 2025.
We focus on the adjusted compensation ratio3 to manage costs, balancing a view of current conditions in the market for talent alongside our objective to drive long-term shareholder value. As part of our Lazard 2030 vision and long-term growth strategy, we aim to deliver an adjusted compensation ratio3 of 60% or below, with timing dependent on market conditions.

Non-Compensation Expenses
For the third quarter of 2026, non-compensation expenses on a U.S. GAAP basis were $190 million, 9% higher than the third quarter of 2025. On an adjusted basis1, non-compensation expenses were $156 million, 5% higher than the third quarter of 2025.
The adjusted non-compensation ratio4 was 19.3% for the third quarter of 2026, compared to 20.5% for the third quarter of 2025.
For the first nine months of 2026, non-compensation expenses on a U.S. GAAP basis were $573 million, 10% higher than the first nine months of 2025. On an adjusted basis1, non-compensation expenses were $476 million, 5% higher than the first nine months of 2025.
The adjusted non-compensation ratio4 was 21.0% for the first nine months of 2026, compared to 21.2% for the first nine months of 2025.
As part of our Lazard 2030 vision and long-term growth strategy, we aim to deliver an adjusted non-compensation ratio4 between 16% and 20%, with timing dependent on market conditions.
TAXES
The provision for income taxes on both a U.S. GAAP and an adjusted basis1 was $25 million for the third quarter of 2026, which equates to an effective tax rate of 45.8% on a U.S. GAAP basis and 38.1% on an adjusted basis1.
The provision for income taxes on a U.S. GAAP and an adjusted basis1 was $38 million and $39 million, respectively, for the first nine months of 2026, which equates to an effective tax rate of 20.9% on a U.S. GAAP basis and 28.0% on an adjusted basis1.
CAPITAL MANAGEMENT AND BALANCE SHEET
In the third quarter of 2026, Lazard returned $88 million to shareholders, which included: $49 million in dividends; $33 million in repurchases of our common stock; and $6 million in satisfaction of employee tax obligations in lieu of share issuances upon vesting of equity grants.
In the first nine months of 2026, Lazard returned $366 million to shareholders, which included: $145 million in dividends; $85 million in repurchases of our common stock; and $136 million in satisfaction of employee tax obligations in lieu of share issuances upon vesting of equity grants.
During the first nine months of 2026, we repurchased 1.9 million shares at an average price of $43.68. As of September 30, 2026, our total outstanding share repurchase authorization was approximately $224 million.
On October 21, 2026, Lazard declared a quarterly dividend of $0.50 per share on its outstanding common stock. The dividend is payable on November 13, 2026, to stockholders of record on November 2, 2026.
Lazard’s financial position remains strong. As of September 30, 2026, our cash and cash equivalents were $1,264 million.

ENDNOTES
1 A non-GAAP measure. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. See attached financial schedules and related notes for a detailed explanation of adjustments to corresponding U.S. GAAP results. We believe that presenting our results on an adjusted basis, in addition to the U.S. GAAP results, is a meaningful and useful way to compare our operating results across periods.
2 Beginning in the first quarter of 2026, the Company presents Other revenue separately from Management fees in order to improve the analysis of average annual fee rates. Prior period results have been recast to conform to this change. Other revenue generally consists of commission income, net interest income, and net investment gains/losses.
3 A non-GAAP measure which represents adjusted compensation and benefits expense as a percentage of adjusted net revenue.
4 A non-GAAP measure which represents adjusted non-compensation expenses as a percentage of adjusted net revenue.
CONFERENCE CALL
Lazard will host a conference call at 8:00 a.m. ET on October 22, 2026, to discuss the company’s financial results for the third quarter of 2026. The conference call can be accessed via a live audio webcast available through Lazard’s Investor Relations website at www.lazard.com, or by dialing +1 800-445-7795 (toll-free, U.S. and Canada) or +1 785-424-1699 (outside of the U.S. and Canada), 15 minutes prior to the start of the call. Conference ID: LAZQ326.
A replay of the conference call will be available by 10:00 a.m. ET, October 22, 2026, via the Lazard Investor Relations website at www.lazard.com, or by dialing +1 800-753-9197 (toll-free, U.S. and Canada) or +1 402-220-0689 (outside of the U.S. and Canada).
ABOUT LAZARD
Founded in 1848, Lazard is the preeminent financial advisory and asset management firm, with operations in North and South America, Europe, the Middle East, Asia, and Australia. Lazard provides advice on mergers and acquisitions, capital markets and capital solutions, restructuring and liability management, geopolitics, and other strategic matters, as well as asset management and investment solutions to institutions, corporations, governments, partnerships, family offices, and high net worth individuals. Lazard is listed on the New York Stock Exchange as Lazard, Inc. under the ticker LAZ. For more information, please visit Lazard.com and Lazard on LinkedIn.
Media Contact:
Shannon Houston
+1 212-632-6880
Shannon.Houston@lazard.com
Investor Contact:
William Murdock
+1 212-632-1564
William.Murdock@lazard.com

Cautionary Note Regarding Forward-Looking Statements:
This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “might,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target,” “goal,” “pipeline,” or “continue,” and the negative of these terms and other comparable terminology. These forward-looking statements, which are subject to known and unknown risks, uncertainties and assumptions about us, may include projections of our future financial performance based on our growth strategies, business plans and initiatives and anticipated trends in our business. These forward-looking statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements.
These factors include, but are not limited to, those discussed in our Annual Report on Form 10-K under Item 1A “Risk Factors,” and also discussed from time to time in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, including the following:
•Adverse general economic conditions or adverse conditions in global or regional financial markets;
•Changes in international trade policies and practices including the implementation of tariffs, proposed further tariffs, and responses from other jurisdictions, the risk of potential government shutdowns, and the economic impacts, volatility and uncertainty resulting therefrom;
•A decline in our revenues, for example due to a decline in overall mergers and acquisitions (M&A) activity, our share of the M&A market or our assets under management (AUM);
•Losses caused by financial or other problems experienced by third parties;
•Losses due to unidentified or unanticipated risks;
•A lack of liquidity, i.e., ready access to funds, for use in our businesses;
•Competitive pressure on our businesses and on our ability to retain and attract employees at current compensation levels; and
•Changes in relevant tax laws, regulations or treaties or an adverse interpretation of those items

These risks and uncertainties are not exhaustive. Our SEC reports describe additional factors that could adversely affect our business and financial performance. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for our management to predict all risks and uncertainties, nor can management assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

As a result, there can be no assurance that the forward-looking statements included in this release will prove to be accurate or correct. Although we believe the statements reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance, achievements or events. Moreover, neither we nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. We are under no duty to update any of these forward-looking statements after the date of this release to conform our prior statements to actual results or revised expectations and we do not intend to do so.
Lazard, Inc. is committed to providing timely and accurate information to the investing public, consistent with our legal and regulatory obligations. To that end, Lazard and its operating companies use their websites, and other social media sites to convey information about their businesses, including the anticipated release of quarterly financial results, quarterly financial, statistical and business-related information, and the posting of updates of assets under management in various mutual funds, hedge funds and other investment products managed by Lazard Asset Management LLC and Lazard Frères Gestion SAS. Investors can link to Lazard and its operating company websites through www.lazard.com.
***

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(U.S. GAAP - unaudited)

	Three Months Ended			% Change From
	September 30,	June 30,	September 30,	June 30,	September 30,
($ in thousands, except per share data)	2026	2026	2025	2026	2025

REVENUE
Total revenue	$836,377	$830,200	$770,764	1%	9%
Interest expense	(22,206)	(22,531)	(22,686)
Net revenue	814,171	807,669	748,078	1%	9%

OPERATING EXPENSES
Compensation and benefits	568,983	562,409	498,212	1%	14%

Occupancy and equipment	33,921	33,807	31,908
Marketing and business development	27,547	34,408	26,085
Technology and information services	49,834	52,633	48,862
Professional services	22,322	32,879	20,951
Fund administration and outsourced services	41,291	38,054	32,390
Other	15,521	15,876	14,886
Non-compensation expenses	190,436	207,657	175,082	(8%)	9%
Benefit pursuant to tax receivable agreement	–	–	(20,146)
Operating expenses	759,419	770,066	653,148	(1%)	16%

Operating income	54,752	37,603	94,930	46%	(42%)

Provision for income taxes	25,082	23,871	21,430	5%	17%
Net income	29,670	13,732	73,500	116%	(60%)
Net income attributable to noncontrolling interests	510	8,924	2,253
Net income attributable to Lazard, Inc.	$29,160	$4,808	$71,247	NM	(59%)

Attributable to Lazard, Inc. Common Stockholders:
Weighted average shares outstanding:
Basic	101,030,518	101,357,540	98,112,393	–%	3%
Diluted	107,284,701	107,341,353	108,001,762	–%	(1%)

Net income per share:
Basic	$0.27	$0.03	$0.71	NM	(62%)
Diluted	$0.26	$0.03	$0.65	NM	(60%)

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(U.S. GAAP - unaudited)

	Nine Months Ended
	September 30,	September 30,
($ in thousands, except per share data)	2026	2025	% Change

REVENUE
Total revenue	$2,445,976	$2,257,088	8%
Interest expense	(67,554)	(64,962)
Net revenue	2,378,422	2,192,126	8%

OPERATING EXPENSES
Compensation and benefits	1,623,286	1,447,690	12%

Occupancy and equipment	99,148	101,024
Marketing and business development	90,617	83,409
Technology and information services	150,742	144,350
Professional services	75,879	64,377
Fund administration and outsourced services	112,861	88,989
Other	43,960	39,787
Non-compensation expenses	573,207	521,936	10%
Benefit pursuant to tax receivable agreement	–	(20,146)
Operating expenses	2,196,493	1,949,480	13%

Operating income	181,929	242,646	(25%)

Provision for income taxes	37,964	45,840	(17%)
Net income	143,965	196,806	(27%)
Net income attributable to noncontrolling interests	9,081	9,838
Net income attributable to Lazard, Inc.	$134,884	$186,968	(28%)

Attributable to Lazard, Inc. Common Stockholders:
Weighted average shares outstanding:
Basic	100,616,105	96,967,379	4%
Diluted	107,138,010	105,914,050	1%

Net income per share:
Basic	$1.28	$1.88	(32%)
Diluted	$1.20	$1.72	(30%)

CONDENSED CONSOLIDATED
STATEMENT OF FINANCIAL CONDITION
(U.S. GAAP - unaudited)

	As of
	September 30,	December 31,
($ in thousands)	2026	2025

ASSETS

Cash and cash equivalents	$1,263,956	$1,469,416
Deposits with banks and short-term investments	182,451	167,134
Restricted cash	6,329	34,021
Receivables	843,007	897,786
Investments	520,773	625,846
Property	151,260	168,005
Operating lease right-of-use assets	398,151	412,584
Goodwill and other intangible assets	451,805	395,262
Deferred tax assets	453,721	449,531
Other assets	276,457	316,687

Total Assets	$4,547,910	$4,936,272

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS & STOCKHOLDERS’ EQUITY

Liabilities

Deposits and other customer payables	$368,787	$330,852
Accrued compensation and benefits	495,661	794,754
Operating lease liabilities	470,755	485,149
Senior debt	1,690,252	1,688,086
Other liabilities	472,763	652,763
Total liabilities	3,498,218	3,951,604

Commitments and contingencies

Redeemable noncontrolling interests	109,207	78,379

Stockholders’ equity

Preferred stock, par value $.01 per share	–	–
Common stock, par value $.01 per share	1,098	1,117
Additional paid-in capital	219,424	306,425
Retained earnings	1,477,967	1,517,571
Accumulated other comprehensive loss, net of tax	(275,422)	(271,509)
Subtotal	1,423,067	1,553,604
Common stock held in treasury, at cost	(474,281)	(684,411)
Total Lazard, Inc. stockholders’ equity	948,786	869,193
Noncontrolling interests	(8,301)	37,096
Total stockholders’ equity	940,485	906,289

Total liabilities, redeemable noncontrolling interests and stockholders’ equity	$4,547,910	$4,936,272

Note: In the first quarter of 2026, the Company changed its accounting principle for recognizing compensation expense for share-based incentive compensation awards and certain deferred compensation arrangements with only a service condition. As a result, the cumulative effect of applying the change to the prior period is reflected on the Company's Condensed Consolidated Statement of Financial Condition as of December 31, 2025.

SELECTED SUMMARY FINANCIAL INFORMATION
(Adjusted Basis - Non-GAAP - unaudited)

	Three Months Ended			% Change From
	September 30,	June 30,	September 30,	June 30,	September 30,
($ in thousands, except per share data)	2026	2026	2025	2026	2025

Net Revenue:

Financial Advisory	$464,690	$445,319	$422,279	4%	10%
Asset Management	330,242	331,308	294,189	–%	12%
Corporate	9,689	9,839	8,185	(2%)	18%

Adjusted net revenue	$804,621	$786,466	$724,653	2%	11%

Expenses:

Adjusted compensation and benefits expense	$562,430	$549,571	$474,647	2%	18%
Adjusted compensation ratio (a)	69.9%	69.9%	65.5%

Adjusted non-compensation expenses	$155,523	$171,720	$148,665	(9%)	5%
Adjusted non-compensation ratio (b)	19.3%	21.8%	20.5%

Earnings:

Adjusted operating income	$86,668	$65,175	$101,341	33%	(14%)
Adjusted operating margin (c)	10.8%	8.3%	14.0%

Adjusted net income	$39,968	$12,952	$61,872	NM	(35%)

Adjusted diluted net income per share	$0.36	$0.12	$0.56	NM	(36%)

Adjusted diluted weighted average shares (d)	110,580,240	110,458,354	110,354,682	–%	–%

Adjusted effective tax rate (e)	38.1%	69.7%	21.4%

This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. For a detailed explanation of the adjustments made to the corresponding U.S. GAAP measures, see Reconciliation of U.S. GAAP to Adjusted Results and Notes to Financial Schedules.

See Notes to Financial Schedules

SELECTED SUMMARY FINANCIAL INFORMATION
(Adjusted Basis - Non-GAAP - unaudited)

	Nine Months Ended
	September 30,	September 30,
($ in thousands, except per share data)	2026	2025	% Change

Net Revenue:

Financial Advisory	$1,266,178	$1,283,181	(1%)
Asset Management	970,388	827,174	17%
Corporate	27,504	27,349	1%

Adjusted net revenue	$2,264,070	$2,137,704	6%

Expenses:

Adjusted compensation and benefits expense	$1,582,585	$1,400,196	13%
Adjusted compensation ratio (a)	69.9%	65.5%

Adjusted non-compensation expenses	$475,918	$453,918	5%
Adjusted non-compensation ratio (b)	21.0%	21.2%

Earnings:

Adjusted operating income	$205,567	$283,590	(28%)
Adjusted operating margin (c)	9.1%	13.3%

Adjusted net income	$99,538	$177,593	(44%)

Adjusted diluted net income per share	$0.90	$1.64	(45%)

Adjusted diluted weighted average shares (d)	110,467,531	108,242,524	2%

Adjusted effective tax rate (e)	28.0%	18.8%

This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. For a detailed explanation of the adjustments made to the corresponding U.S. GAAP measures, see Reconciliation of U.S. GAAP to Adjusted Results and Notes to Financial Schedules.

See Notes to Financial Schedules

ASSETS UNDER MANAGEMENT
(unaudited)

	As of			% Change From
	September 30,	June 30,	September 30,	June 30,	September 30,
($ in millions)	2026	2026	2025	2026	2025

AUM by Asset Class:
Equity:
Emerging Markets	$54,191	$51,153	$37,676	5.9%	43.8%
Global / International	134,446	136,748	115,755	(1.7%)	16.1%
U.S.	26,691	26,467	41,635	0.8%	(35.9%)
Total Equity	215,328	214,368	195,066	0.4%	10.4%
Fixed Income	33,751	34,977	35,246	(3.5%)	(4.2%)
Multi Asset	24,052	24,480	24,765	(1.7%)	(2.9%)
Alternative Investments	10,898	10,825	9,460	0.7%	15.2%
Total AUM	$284,029	$284,650	$264,537	(0.2%)	7.4%

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2026	2026	2025	2026	2025

AUM - Beginning of Period	$284,650	$259,187	$248,360	$254,300	$226,321
Net Flows	(2,325)	(1,614)	4,575	5,066	1,593
Market Value Appreciation	1,923	27,111	12,046	29,388	24,757
Foreign Exchange Appreciation / (Depreciation)	(219)	(1,067)	(444)	(4,266)	11,866
Acquisitions / (Divestitures)	–	1,033	–	(459)	–
AUM - End of Period	$284,029	$284,650	$264,537	$284,029	$264,537

Average AUM	$286,590	$279,116	$257,358	$277,003	$242,142

% Change in Average AUM	–%	2.7%	11.4%		14.4%

Note: Average AUM generally represents the average of the monthly ending AUM balances for the period. In 2026, AUM Asset Classes have been expanded to include a multi asset classification. The comparable prior period information has been recast to reflect the current presentation.

RECONCILIATION OF U.S. GAAP TO ADJUSTED RESULTS
(unaudited)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
($ in thousands)	2026	2026	2025	2026	2025

Net Revenue
Financial Advisory net revenue - U.S. GAAP	$469,623	$450,167	$427,335	$1,279,358	$1,292,000
Adjustments:
Reimbursable deal costs, provision for credit losses and other (f)	(4,933)	(4,848)	(5,061)	(13,180)	(8,832)
Interest expense (g)	–	–	5	–	13
Adjusted Financial Advisory net revenue	$464,690	$445,319	$422,279	$1,266,178	$1,283,181

Asset Management net revenue - U.S. GAAP	$356,950	$351,031	$327,029	$1,117,744	$907,607
Adjustments:
Noncontrolling interests and similar arrangements (h)	(1,913)	(147)	(12,765)	(5,506)	(24,840)
Distribution fees and other (f)	(24,810)	(22,077)	(20,083)	(66,417)	(55,610)
Interest expense (g)	15	19	8	75	17
Gain on sale and deconsolidation of Edgewater (i)	–	2,482	–	(75,508)	–
Adjusted Asset Management net revenue	$330,242	$331,308	$294,189	$970,388	$827,174

Corporate net revenue - U.S. GAAP	($12,402)	$6,471	($6,286)	($18,680)	($7,481)
Adjustments:
Noncontrolling interests and similar arrangements (h)	(985)	(9,122)	(3,327)	(10,287)	(9,263)
(Gains) losses related to Lazard Fund Interests (“LFI”) and similar arrangements (j)	1,066	(9,921)	(4,823)	(10,637)	(20,575)
Interest expense (g)	22,010	22,411	22,621	67,108	64,668
Adjusted Corporate net revenue	$9,689	$9,839	$8,185	$27,504	$27,349

Net revenue - U.S. GAAP	$814,171	$807,669	$748,078	$2,378,422	$2,192,126
Adjustments:
Noncontrolling interests and similar arrangements (h)	(2,898)	(9,269)	(16,092)	(15,793)	(34,103)
(Gains) losses related to Lazard Fund Interests (“LFI”) and similar arrangements (j)	1,066	(9,921)	(4,823)	(10,637)	(20,575)
Distribution fees, reimbursable deal costs, provision for credit losses and other (f)	(29,743)	(26,925)	(25,144)	(79,597)	(64,442)
Interest expense (g)	22,025	22,430	22,634	67,183	64,698
Gain on sale and deconsolidation of Edgewater (i)	–	2,482	–	(75,508)	–
Adjusted net revenue	$804,621	$786,466	$724,653	$2,264,070	$2,137,704

This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. For a detailed explanation of the adjustments made to the corresponding U.S. GAAP measures, see Notes to Financial Schedules.

See Notes to Financial Schedules

RECONCILIATION OF U.S. GAAP TO ADJUSTED RESULTS
(unaudited)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
($ in thousands, except per share data)	2026	2026	2025	2026	2025

Compensation and Benefits Expense
Compensation and benefits expense - U.S. GAAP	$568,983	$562,409	$498,212	$1,623,286	$1,447,690
Adjustments:
Noncontrolling interests and similar arrangements (h)	(2,069)	(142)	(12,594)	(5,081)	(20,771)
(Charges) credits pertaining to LFI and similar arrangements (j)	1,066	(9,921)	(4,823)	(10,637)	(20,575)
Expenses associated with senior management transition (k)	(5,550)	(2,775)	(6,148)	(24,983)	(6,148)
Adjusted compensation and benefits expense	$562,430	$549,571	$474,647	$1,582,585	$1,400,196

Non-Compensation Expenses
Non-compensation expenses - U.S. GAAP	$190,436	$207,657	$175,082	$573,207	$521,936
Adjustments:
Noncontrolling interests and similar arrangements (h)	(415)	(204)	(1,246)	(1,729)	(3,497)
Distribution fees, reimbursable deal costs, provision for credit losses and other (f)	(29,743)	(26,925)	(25,144)	(79,597)	(64,442)
Expenses related to the pending acquisition of Campbell Lutyens (l)	(4,108)	(8,808)	–	(15,316)	–
Amortization of intangible assets (m)	(601)	–	–	(601)	–
Other	(46)	–	(27)	(46)	(79)
Adjusted non-compensation expenses	$155,523	$171,720	$148,665	$475,918	$453,918

Operating Income
Operating income - U.S. GAAP	$54,752	$37,603	$94,930	$181,929	$242,646
Adjustments:
Noncontrolling interests and similar arrangements (h)	(414)	(8,923)	(2,252)	(8,983)	(9,835)
Interest expense (g)	22,025	22,430	22,634	67,183	64,698
Gain on sale and deconsolidation of Edgewater (i)	–	2,482	–	(75,508)	–
Expenses associated with senior management transition (k)	5,550	2,775	6,148	24,983	6,148
Expenses related to the pending acquisition of Campbell Lutyens (l)	4,108	8,808	–	15,316	–
Amortization of intangible assets (m)	601	–	–	601	–
Benefit pursuant to tax receivable agreement obligation (“TRA”) (n)	–	–	(20,146)	–	(20,146)
Other	46	–	27	46	79
Adjusted operating income	$86,668	$65,175	$101,341	$205,567	$283,590

Provision for Income Taxes
Provision for income taxes - U.S. GAAP	$25,082	$23,871	$21,430	$37,964	$45,840
Adjustment:
Benefit for income taxes related to noncontrolling interests and similar arrangements	100	–	–	100	–
(Provision) benefit for income taxes effect of other adjustments	(549)	5,921	(4,623)	738	(4,623)
Adjusted provision for income taxes	$24,633	$29,792	$16,807	$38,802	$41,217

Net Income attributable to Lazard, Inc.
Net income attributable to Lazard, Inc. - U.S. GAAP	$29,160	$4,808	$71,247	$134,884	$186,968
Adjustments:
Gain on sale and deconsolidation of Edgewater (i)	–	2,482	–	(75,508)	–
Expenses associated with senior management transition (k)	5,550	2,775	6,148	24,983	6,148
Expenses related to the pending acquisition of Campbell Lutyens (l)	4,108	8,808	–	15,316	–
Amortization of intangible assets (m)	601	–	–	601	–
Benefit pursuant to tax receivable agreement obligation (“TRA”) (n)	–	–	(20,146)	–	(20,146)
Provision (benefit) for income taxes effect of other adjustments	549	(5,921)	4,623	(738)	4,623
Adjusted net income	$39,968	$12,952	$61,872	$99,538	$177,593

Diluted Weighted Average Shares Outstanding
Diluted weighted average shares outstanding - U.S. GAAP	107,284,701	107,341,353	108,001,762	107,138,010	105,914,050
Participating securities including profits interest participation rights and other	3,295,539	3,117,001	2,352,920	3,329,521	2,328,475
Adjusted diluted weighted average shares outstanding (d)	110,580,240	110,458,354	110,354,682	110,467,531	108,242,524

Diluted Net Income per Share
Diluted net income per share - U.S. GAAP	$0.26	$0.03	$0.65	$1.20	$1.72
Diluted net income effect of adjustments	0.10	0.09	(0.09)	(0.30)	(0.08)
Adjusted net income per share	$0.36	$0.12	$0.56	$0.90	$1.64
This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. For a detailed explanation of the adjustments made to the corresponding U.S. GAAP measures, see Notes to Financial Schedules.

See Notes to Financial Schedules

RECONCILIATION OF NON-COMPENSATION EXPENSES U.S. GAAP TO ADJUSTED
(unaudited)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
($ in thousands)	2026	2026	2025	2026	2025

Non-compensation expenses - U.S. GAAP:
Occupancy and equipment	$33,921	$33,807	$31,908	$99,148	$101,024
Marketing and business development	27,547	34,408	26,085	90,617	83,409
Technology and information services	49,834	52,633	48,862	150,742	144,350
Professional services	22,322	32,879	20,951	75,879	64,377
Fund administration and outsourced services	41,291	38,054	32,390	112,861	88,989
Other	15,521	15,876	14,886	43,960	39,787
Non-compensation expenses - U.S. GAAP	$190,436	$207,657	$175,082	$573,207	$521,936

Non-compensation expenses - Adjustments:
Occupancy and equipment (h)	($61)	($9)	($98)	($166)	($288)
Marketing and business development (f) (h)	(3,304)	(3,741)	(3,989)	(10,970)	(10,678)
Technology and information services (f) (h)	(55)	(26)	(39)	(136)	(102)
Professional services (f) (h) (l)	(4,892)	(9,407)	(957)	(18,150)	(3,624)
Fund administration and outsourced services (f) (h)	(23,911)	(20,951)	(18,814)	(63,202)	(52,401)
Other (f) (h) (l)	(2,690)	(1,803)	(2,520)	(4,665)	(925)
Non-compensation expenses - Adjustments	($34,913)	($35,937)	($26,417)	($97,289)	($68,018)

Adjusted non-compensation expenses:
Occupancy and equipment	$33,860	$33,798	$31,810	$98,982	$100,736
Marketing and business development	24,243	30,667	22,096	79,647	72,731
Technology and information services	49,779	52,607	48,823	150,606	144,248
Professional services	17,430	23,472	19,994	57,729	60,753
Fund administration and outsourced services	17,380	17,103	13,576	49,659	36,588
Other	12,831	14,073	12,366	39,295	38,862
Adjusted non-compensation expenses	$155,523	$171,720	$148,665	$475,918	$453,918

This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. For a detailed explanation of the adjustments made to the corresponding U.S. GAAP measures, see Notes to Financial Schedules.

See Notes to Financial Schedules

Notes to Financial Schedules

(a)	A non-GAAP measure which represents adjusted compensation and benefits expense as a percentage of adjusted net revenue.

(b)	A non-GAAP measure which represents adjusted non-compensation expenses as a percentage of adjusted net revenue.

(c)	A non-GAAP measure which represents adjusted operating income as a percentage of adjusted net revenue.

(d)	A non-GAAP measure which includes incremental units of profits interest participation rights (“PIPRs”). PIPRs are equity incentive awards under our long-term incentive compensation program that, subject to certain conditions, may be exchanged for shares of our common stock.

(e)	A non-GAAP measure which represents the adjusted provision for income taxes as a percentage of adjusted operating income less interest expense, amortization and other acquisition-related costs.

		Three Months Ended			Nine Months Ended
	($ in thousands)	September 30,	June 30,	September 30,	September 30,	September 30,
		2026	2026	2025	2026	2025
	Adjusted provision for income taxes	$24,633	$29,792	$16,807	$38,802	$41,217
	Adjusted operating income less interest expense, amortization and other acquisition-related costs	$64,597	$42,745	$78,680	$138,338	$218,813
	Adjusted effective tax rate	38.1%	69.7%	21.4%	28.0%	18.8%

(f)	Represents certain distribution, introducer and management fees paid to third parties, reimbursable deal costs, and provision for credit losses relating to fees and other receivables that are deemed uncollectible, for which an equal amount is excluded for purposes of determining adjusted non-compensation expenses and included for purposes of determining adjusted net revenue.

(g)	Interest expense, excluding interest expense incurred by Lazard Frères Banque SA (“LFB”), is added back in determining adjusted net revenue because such expense relates to corporate financing activities and is not considered to be a cost directly related to the revenue of our business.

(h)	(Revenue) loss and expenses related to the consolidation of noncontrolling interests and similar arrangements are excluded because the Company has no economic interest in such amounts.

(i)	Represents a non-cash gain on the sale and deconsolidation of the Edgewater management vehicles.

(j)	In connection with Lazard Fund Interests (“LFI”) and other similar deferred compensation arrangements, represents changes in the fair value of investments held and the compensation liability recorded, both of which are excluded from adjusted net revenue and adjusted compensation and benefits expense, respectively.

(k)	Represents expenses associated with the departure of certain executive officers.

(l)	Represents expenses related to the pending acquisition of Campbell Lutyens.

(m)	Represents intangible asset amortization expense associated with the acquisition of a business.

(n)	Represents the effect of the periodic revaluation of the TRA liability.

NM	Not meaningful